Exhibit 10.8

JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder Agreement”) to the Registration Rights Agreement is made and entered into as of October 2, 2012, by and among TENGION, INC., a Delaware corporation (the “Company”) and HORIZON CREDIT II LLC (“Lender”), a Delaware limited liability company.

WHEREAS:

A. The Company has issued to Lender five-year warrants to purchase 569,392 shares and ten-year warrants to purchase 1,138,785 shares of common stock of the Company.

B. The Company and certain investors are parties to that certain Registration Rights Agreement dated as of October 2, 2012 (the “Registration Rights Agreement”).

C. The Company has agreed to grant registration rights to Lender in accordance with the Registration Rights Agreement.

D. Lender has agreed to become a party to the Registration Rights Agreement on the terms set forth therein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Upon execution of this Joinder Agreement, Lender shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement.

2. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

3. This Joinder Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Lender have caused this Joinder Agreement to be executed as of the day and year first above written.

TENGION, INC. By:/s/ S. Brian Davis Name: A. Brian Davis Title: CFO and VP Finance	HORIZON CREDIT II LLC By:/s/ Robert D. Pomeroy Name: Robert D. Pomeroy Title: Chief Executive Officer

[Signature Page to Joinder Agreement]